UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2013

UNITED STATES SHORT OIL FUND, LP

(Exact name of registrant as specified in its charter)

Delaware	001-34371	26-2939256
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Harrison Street, Suite 1530

Oakland, California 94612

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (510) 522-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 8, 2013, United States Commodity Funds, the general partner of United States Short Oil Fund, LP (the “Registrant”) entered into an agreement with RBC Capital Markets, LLC (“RBC Capital Markets”) on behalf of the Registrant whereby effective October 8, 2013, RBC Capital Markets will serve as the Futures Commodities Merchant (“FCM”) on behalf of the Registrant.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Form of Futures and Cleared Derivatives Transactions Customer Account Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES SHORT OIL FUND, LP
	By:	United States Commodity Funds LLC, its general partner

Date: October 10, 2013	By:	/s/ Howard Mah
Name: Howard Mah
Title: Chief Financial Officer